Liquidity and going concern	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity and going concern
2. Liquidity and going concern:

In August 2014, the FASB issued ASU 2014‑15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. Under the new standard, management must evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. This evaluation initially does not take into consideration the potential mitigating effect of management’s plans that have not been fully implemented as of the date the financial statements are issued. When substantial doubt exists under this methodology, management evaluates whether the mitigating effect of its plans sufficiently alleviates substantial doubt about the Company’s ability to continue as a going concern. The mitigating effect of management’s plans, however, is only considered if both (1) it is probable that the plans will be effectively implemented within one year after the date that the financial statements are issued, and (2) it is probable that the plans, when implemented, will mitigate the relevant conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued. Generally, to be considered probable of being effectively implemented, the plans must have been approved before the date that the financial statements are issued. This standard was adopted by the Company at December 31, 2016.

These financial statements have been prepared on the basis that the Company will continue as a going concern. At December 31, 2016, the Company's cash and cash equivalents were $60,057 and its long-term debt was $79,032, of which $48,097 matures in 2017. The Company incurred significant recurring losses and negative cash flows from operating activities during 2016, 2015 and 2014, and anticipates incurring additional losses and cash outflows through 2017, largely due to the start up of production and commercial distribution of HPDI in the fourth quarter of 2017.

Principal conditions or events that require management's consideration

The factors which raise substantial doubt as to the Company’s ability to continue as a going concern are as follows:

(a)	Forecast operating and capital investment requirements

After the merger with Fuel Systems and given the low oil price environment experienced in most of 2015 and 2016, the Company has been rationalizing its operations to achieve the necessary synergies required in order to become cash flow positive from operations. The Company expects to generate positive cash flows from operations throughout its business in 2017 and beyond except for its Technology Investments segment where the Company expects significant costs for final development, testing and capital expenditures on its HPDI program with a major OEM in fiscal 2017. Overall, the Company forecasts negative cash flows in 2017.

(b)     Maturing Debt

Significant debt maturing in 2017 is the CDN $55,000 Debentures ("Debentures") maturing on September 15, 2017. This debt is classified as current liabilities on the consolidated balance sheet as at December 31, 2016. Details of this loan can be found in note 15(a) to these consolidated financial statements.

Management's plans

Management considered the following factors and management’s plans to alleviate or mitigate substantial doubt:

(a)    Asset sales

In conjunction with its rationalization and synergy program, the Company has a number of initiatives to simplify the number of businesses that the Company will focus on. As a result, the Company has identified a number of non-core assets that it has or would make available for sale, subject to appropriate terms and conditions in the circumstances. The Company has been active in discussions with interested parties and two of these initiatives are in the final stages of negotiation. The Company expects final binding agreements to be signed in April 2017 and closing to occur shortly thereafter. These two non-core assets sales are expected to contribute significant proceeds to the Company and would be used to fund the forecasted operating and capital investment requirements for HPDI commercialization.

The Company continues to examine other assets to determine whether it is in the best interest of the Company to monetize these assets in the next year or continue to hold and invest in these assets. The Company’s decisions with respect to these assets may depend on its ability to raise additional financings as discussed below. The Company's Board of Directors has approved a sales process and timeline for the sale of certain assets in the event that the financing is not obtained when required.

(b) Maturing Debt

The holders of the CDN $55,000 Debentures have the option to extend, a maximum of six times, the maturity date for an additional period of six months each time (i.e. if all extensions made, an additional three years) provided that greater than CDN$10,000 of the aggregate principal amount of the Debentures remains outstanding. At the date of these financial statements, the Debenture holders have not elected to extend and have until August 1, 2017 to do so.

The Company has engaged financial advisors to assist with alternative sources of funding. As of the date of these financial statements, the Company has held discussions and received interest including draft term sheets from potential lenders that would allow the Company to refinance a portion of the Debentures. In addition, the Company has initiated discussions with a representative of the Debenture holders on extending or replacing the Debentures with new financing. While there can be no assurance that the Company will be able to borrow on terms that are acceptable to the Company, management believes that it is probable that new loan(s) to refinance a portion of the Debentures, either with the Debenture holders or new lenders, will be entered into on a timely basis.

Management's assessment and conclusion

Management is confident that the cash on hand at December 31, 2016 of $60,057, the estimated proceeds from the sales of non-core assets and the estimated proceeds from financing as discussed above will provide the cash flow necessary to fund operations over the next year to March 31, 2018, and as a result, Management has determined that substantial doubt has been alleviated by Management’s plans at a probable level of assurance. Management cautions the readers that there is no absolute assurance that the Company will be able to conclude all of the non-core assets sales and raise the financing necessary, under satisfactory terms and conditions, to continue as a going concern. If the Company was not to continue as a going concern, significant adjustments may be required to the carrying value of its assets and liabilities in the accompanying consolidated financial statements and the adjustments could be material.